UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2011

STERILITE SOLUTIONS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-167607	27-2300414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41738 W. Hillman Dr., Maricopa, AZ	85239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 751-9638

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On February 17, 2011, the Registrant completed its initial public offering through the sale of 600,000 shares of common stock, resulting in gross proceeds of $60,000.

Our Registration Statement on Form S-1 (File No. 333-167607), related to our initial public offering, was declared effective by the SEC on September 22, 2010.  A total of 600,000 shares of common stock were registered with the SEC with an aggregate offering price of $60,000.  All of these shares were registered on our behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STERILITE SOLUTIONS, CORP.

By: /s/ Steven A. Subick
Steven A. Subick, Chief Executive Officer

Date: February 17, 2011